                                                                    EXHIBIT 10.5

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                     PAGE 1 OF 3
                                                                       SWBT;CLEC
                                                                          100198

                            RESALE AGREEMENT BETWEEN
                       SOUTHWESTERN BELL TELEPHONE COMPANY
                     UNITED STATES TELECOMMUNICATIONS, INC.


                                TABLE OF CONTENTS

I.                DESCRIPTION AND CHARGES FOR SERVICES .......................................................1

II.               TERMS AND CONDITIONS FOR RESALE OF SERVICES ................................................3
                  A Permitted Use of Resold Services by CLEC and Its End Users ...............................3
                  B. Use of SWBT Trademarks ..................................................................5
                  C. Network and Service Order Conditions ....................................................5

III.              ADDITIONAL SERVICES ........................................................................6
                  A. 911/E911 ................................................................................6
                  B. Dialing Parity ..........................................................................6
                  C. White Page Directories: Listings, Distribution and Information Page .....................7
                  D. Directory Assistance (DA) ...............................................................8
                  E. Operator Services (OS) ..................................................................8
                  F. Payphone Services .......................................................................9

IV.               RESPONSIBILITIES OF SWBT ...................................................................9

V.                ADDITI0NAL RESPONSIBILITIES OF THE PARTIES ................................................11
                  A. Cooperation on Fraud ...................................................................11
                  B. Filing the Agreement ...................................................................11

VI.              CHANGES IN SUBSCRIBER CARRIER SELECTIONS ...................................................12

VII.             ADDITIONAL RESPONSIBILITIES OF CLEC ........................................................13
                 A. Payment of Rates and Charges ............................................................13
                 B. Interfaces with SWBT ....................................................................17
                 C. Repair Contact Arrangements .............................................................17
                 D. CLEC Operating Company Number (OCN) .....................................................17
                 E. Special Service Arrangements ............................................................17
                 F. DA/OS Branding ..........................................................................18

VIII.            NONEXCLUSIVITY .............................................................................19

IX.              SUPPORT SYSTEMS SERVICES ...................................................................19
                 A. Support Systems Services ................................................................19
                 B. Network Management Controls .............................................................21
                 C. Law Enforcement and Civil Process .......................................................21

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                     PAGE 2 OF 3
                                                                       SWBT;CLEC
                                                                          100198


X.               CALL TRACE .................................................................................22

X1.              TAXES ......................................................................................22

XII.             TERMINATION OF SERVICE TO CLEC .............................................................22

X111.            FORCE MAJEURE ..............................................................................24

XIV.             LIMITATION OF LIABILITY ....................................................................25

XV.              NONDISCLOSURE ..............................................................................26

XVI.             PUBLICITY ..................................................................................27

XVII.            ASSIGNMENT  ................................................................................27

XVIII.           DISPUTE RESOLUTION .........................................................................27
                 A. Finality of Disputes ................................... ................................27
                 B. Alternative to Litigation ...............................................................27
                 C. Commencing Dispute Resolution ...........................................................28
                 D. Informal Resolution of Disputes .........................................................28
                 E. Formal Dispute Resolution  ..............................................................28
                 F. Arbitration .............................................................................30
                 G. Billing Disputes ........................................................................31
                 H. No Conflict .............................................................................32

XIX.             VERIFICATION REVIEWS .......................................................................32

XX.              COMPLIANCE WITH LAWS .......................................................................33

XXI.             CERTIFICATION REQUIREMENTS .................................................................34

XXII.            EFFECT OF OTHER AGREEMENTS .................................................................34

XXIII.           NOTIFICATION ...............................................................................34

XXIV             NOTICES ....................................................................................35

XXV.             BENEFICIARIES ..............................................................................35

XXVI.            TERM .......................................................................................35

XXVII.           EFFECTIVE DATE .............................................................................35

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                     PAGE 3 OF 3
                                                                       SWBT/CLEC
                                                                          100198


XXVIII.          WAIVER......................................................................................35

XXIX.            DISCLAIMER OF WARRANTIES ...................................................................36

XXX.             RELATIONSHIP OF THE PARTIES ................................................................36

XXXI.            REFORMATION ................................................................................36

XXXII.           COMPLETE TERMS .............................................................................37


                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                    PAGE 1 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198



                            RESALE AGREEMENT BETWEEN
                      SOUTHWESTERN BELL TELEPHONE COMPANY
                     UNITED STATES TELECOMMUNICATIONS, INC.

                  This Agreement is between Southwestern Bell Telephone Company ("SWBT"), a Missouri corporation, and United States Telecommunications, Inc. ("CLEC") (collectively, "the Parties") entered into this 22nd day of October, 1998.

                  WHEREAS, pursuant to the Telecommunications Act of 1996 (the "Act"), the Parties wish to establish terms for the purchase by CLEC of certain SWBT retail telecommunications services and certain other services for resale by CLEC to its local exchange end users in the State of Missouri. Therefore, the Parties hereby agree as follows:

                  The geographic SCOPE of this Agreement shall include all exchanges served by SWBT where SWBT serves as the incumbent Independent Local Exchange Carrier in the state of Missouri. This Agreement shall exclusively govern CLEC'S purchases of the services which are the subject of this Agreement, including any Appendices, Exhibits, Attachments and/or Amendments hereto. By entering into this Agreement, CLEC agrees that it is purchasing services pursuant to this Agreement and shall continue to abide by all terms of this Agreement unless terminated as provided herein.

1.                DESCRIPTION AND CHARGES FOR SERVICES

                  A. Attached hereto as Exhibit A is a list of Telecommunications Services currently available for resale at the wholesale discount rate of 19.2% off the retail rate for each service. Except as otherwise expressed herein and consistent with SWBT's obligation under Sec. 251(c)(4)(A) of the Act, CLEC may resell other Telecommunications Services offered by SWBT and not listed in Exhibit A. Exhibit B contains a list of other services available for resale at the discount included in the exhibit.

                  B. SWBT will make available to CLEC for resale SWBT's Bill Plus and Consolidated Billing service at a discount of five per cent (5%) off of SWBT's tariffed rate for each service (or in the event either of these services is not tariffed, at the rate SWBT charges it subscribers).

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                    PAGE 2 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198



                  C. SWBT shall make available for resale by CLEC the following SWBT services at SWBT's tariffed rate for each service (or in the event a service is not tariffed, at the rate SWBT charges its subscribers, except as otherwise provided herein):

                          - Construction Charges
                          - Distance Learning
                          - Connections with Terminal Equipment and
                            Communication Systems
                          - Maintenance of Service Charges
                          - Suspension Services
                          - Telecommunications Service Priority Systems
                          - Access Services
                          - Cellular Mobile Telephone Interconnection Services
                          - Exchange Connection Services
                          - Shared Tenant Service

                  D. Suspension of Service discounts apply to the discounted rate for the underlying service. When
                           CLEC resells Shared Tenant Service, CLEC will receive the discount associated with the underlying service used in the shared tenant arrangement.

                  E. SWBT shall be under no obligation to offer the following for resale:

                           - BDS/LAN
                           - Customer Provided Equipment
                           - Customized Billing Reports
                           - InLine(R) Products
                           - Inside Wiring
                           - Semi-Public Telephone Booths and Enclosures
                           - 911 Universal Emergency Number Equipment

                  F. Educational and Lifeline/Linkup services will be wholesale priced at zero discount.

                  G. Grandfathered services are also available for resale at the applicable wholesale discount to the same customers at the same location to which SWBT offers the service.

                  H. Telecommunications Services will be resold to CLEC on terms and conditions that are reasonable and nondiscriminatory.

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                    PAGE 3 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198



I. Unless otherwise provided in this Agreement, SWBT will perform all of its obligations hereunder throughout the entire service area where SWBT is the incumbent local exchange carrier. SWBT will provide the services covered by this Attachment subject to the availability of facilities in this state on a nondiscriminatory basis with its other customers.

J. CLEC may offer to resell Customer Initiated Suspension and Restoral Service to their end users as outlined in the corresponding retail tariff. SWBT will offer to CLEC Company Initiated Suspension Service for their own purposes at the SWBT retail tariffed rate. Should CLEC choose to suspend their end user through Company Initiated Suspension Service, this suspension period shall not exceed fifteen (15) calendar days. If CLEC issues a disconnect on their end user account within the fifteen (15) day period, appropriate services will not be billed for the suspension period. However, should CLEC issue a disconnect after the fifteen (15) day suspension period, CLEC will be responsible for all appropriate charges on the account back to the suspension date. Should CLEC restore their end user, restoral charges at the SWBT retail tariffed rate will apply and CLEC will be billed for the appropriate service from the time of suspension.

II.      TERMS AND CONDITIONS FOR RESALE OF SERVICES

         The following terms and conditions are applicable to all services purchased under this Agreement.

         A. Permitted Use of Resold Services by CLEC and Its End Users

            1. For services included in this Agreement, which are offered through tariffs by SWBT to its end users, the rules and regulations associated with the applicable State General Exchange Tariff, Local Exchange Service Tariff, and the other tariffs for the resold service (such tariffs collectively referred to herein as "corresponding tariffs"), apply except as otherwise provided herein.

            2.   CLEC shall only sell Plexar(R) services to a single end user.

            3. Except where otherwise explicity provided in the corresponding tariffs, CLEC shall not permit the sharing of a service or services by multiple end users or the aggregation of traffic from multiple end users onto a single service.

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                    PAGE 4 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198


            4. CLEC shall only resell services purchased under this Agreement to the same class of end users to whom SWBT sells such services (e.g. residence service shall not be resold to business end users). CLEC may only resell Lifeline Assistance, Link-Up, and other like services to similarly situated customers who are eligible for such services. Further, to the extent CLEC resells services that require certification on the part of the buyer, CLEC will ensure that the buyer has received proper certification and complies with all rules and regulations as established by the Commission.

            5. SWBT promotions of ninety (90) days or less shall not be available to CLEC for resale.

            6. CLEC shall not use a resold service to avoid the rates, terms and conditions of SWBT's corresponding tariffs.

            7. CLEC shall not use resold local exchange telephone service to provide access or interconnection services to itself, interexchange carriers (IXCs), wireless carriers, competitive access providers (CAPs), or other telecommunitions providers. Provided however, that CLEC may permit its end users to use resold local exchange telephone service to access IXCs, wireless carriers, CAPs, or other retail telecommunications providers.


            8. If CLEC is in violation of a provision of this Agreement, SWBT shall notify CLEC of the violation in writing of the specific provision being violated. At such time, CLEC shall have thirty
                 (30) days to correct the violation and notify SWBT in writing that the violation has been corrected. SWBT shall then bill CLEC for the charges which should have been collected by SWBT or the actual revenues collected by CLEC from its end users for the stated violation, whichever is greater. If CLEC disputes the violation, it shall notify SWBT in writing within fourteen
                 (14) days of receipt of notice from SWBT. Disputes shall be resolved as outlined in the Dispute Resolution section of the Agreement.

            9. SWBT will apply any Commission mandated end-user charges including an End User Common Line (EUCL) charge to each local exchange line resold under this agreement. All federal rules and regulations associated with EUCL charges, as found in Tariff FCC 73, also apply to such EUCL charges.

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                    PAGE 5 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198



                  10. To the extent allowable by law, CLEC shall be responsible for Primary Interexchange Carrier (PIC) change charges associated with such local exchange line. CLEC shall pay for PIC changes at the tariffed rate.

                  11. SWBT is not required to make services available for resale at wholesale rates to CLEC for its own use or to CLEC's affiliates, subsidiaries, predecessors, successors, assignees or anyone or any entity claiming by or through CLEC.

         B.       USE OF SWBT TRADEMARKS

                  Except where otherwise required by law, CLEC shall not, without SWBT's written authorization, offer the services covered by this Agreement using the trademarks, service marks, trade names, brand names, logos, insignia, symbols or decorative designs of SWBT or its affiliates. Nor shall CLEC state or imply that there is any joint business association or similar arrangement with SWBT in the provision of telecommunications services to CLEC's own end users. CLEC may brand services included in this Agreement with its own brand name, but SWBT shall not be responsible for providing such branding.

         C.       NETWORK AND SERVICE ORDER CONDITIONS

                  1. SWBT shall provide the services covered by this Agreement subject to availability of existing facilities and on a nondiscriminatory basis with its other customers. CLEC shall resell the services provided herein only in those service areas in which such resale services or any feature or capability thereof are offered at retail by SWBT as the incumbent local exchange carrier to its end users.

                  2. When CLEC converts an end user currently receiving noncomplex service from the SWBT network without any changes to SWBT's network, CLEC will be charged a per order (i.e., per billable telephone number) conversion charge of twenty-five dollars ($25.00) in Missouri. Conversion orders processed and completed electronically with be charged five dollars ($5.00) per order on an interim basis. Complex orders will be charged at a rate of one hundred twenty-five dollars ($125.00). Custom Services conversions (e.g. Plexar Custom) will be handled on a Customer Specific Proposal basis.

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                    PAGE 6 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198


                      When CLEC converts an end user and adds or changes are made to the network, the respective conversion charge will apply, as well as any normal service order charges associated with said changes. All nonrecurring service connection charges, excluding the conversion charge mentioned above, will be charged at a discount for those services listed in Exhibits A and B.

                   3. For the pruposes of ordering new service under this
                      Agreement, each request for service shall be handled as a spearate and initial request for service per billable telephone number. The additonal line rate for Service Order Charges shall apply only to those requests for additional residential service at the end user's same location where a residential line is currently provided on SWBT's network, regardless of the nonfacilities based Local Service Provider of record.

                   4. For purposes of this section, CLEC service orders shall be handled in the same fashion as SWBT employs for its own end users.

III.               ADDITIONAL SERVICES

                   A. 911/E911

                      1. Access to the 911 or E911 service, available to SWBT end users in the area(s) served by CLEC, shall be made available to CLEC's end users.

                      2. CLEC shall be responsible for collecting and remitting all applicable 911 surcharges on a per line basis to the Public Safety Answering Point (PSAP).

                      3. When requested by SWBT, CLEC shall timely provide accurate and complete information on each of CLEC's end users as needed for the provisioning of 911 service to CLECs end users. Such information shall be in a format determined by SWBT.

                   B. DIALING PARITY

                      1.  LOCAL DIALING PARITY

                          SWBT agrees that local dialing parity shall be avalaible to CLEC. That is, end users of SWBT and end users of CLEC shall have the

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                    PAGE 7 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198


                          same exchange boundaries, such end users shall be able to dial to same number of digits when making a "local" call.

                     2.   IntraLATA TOLL DIALING PARITY.

                          SWBT agrees to make intraLATA toll dialing parity available in accordance with Section 251(b)(3) of the Telecommunications Act of 1996.

                  C. WHITE PAGE DIRECTORIES: LISTINGS, DISTRIBUTION AND
                     INFORMATION PAGE

                     1. At CLEC's request, SWBT shall provide nondiscriminatory access to White Pages directory listing and distribution services under the terms and conditions described herein:

                         a) SWBT shall provide, at no additional charge, a straight line listing in the appropriate SWBT white pages for each of CLEC's local exchange service end users. Subscriber listing information shall, however, remain the property of SWBT.

                         b) Additional Listing Services (e.g., foreign and signature listings) can be purchased by CLEC for its end users on a per listing basis. CLEC shall pay SWBT for all such listings provided to CLEC's end users. The discounts applicable to Listing Services are contained in Exhibits A and B to this Agreement.

                         c) CLEC end users shall be entitled to one directory per basic residential or business line provided by SWBT pursuant to this Agreement.

                         d) SWBT, or its agents shall deliver a White Pages Directory to CLEC end user's premises at the same time that such directories are delivered to SWBT end users. If an CLEC's end user already has a current SWBT directory, SWBT shall not be required to deliver a new directory to that end user until the new directories are published for that end user's location.

                         e) CLEC hereby releases SWBT from any and all liability for damages due to errors or omissions in CLEC's subscriber listing information as it appears in the White Pages

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                    PAGE 8 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198



                         directory, including, but not, limited to, special, indirect, consequential. punitive or incidental damages. To the extent CLEC reimburses its end user subscriber any listing charge due to errors or omissions caused directly by SWBT, SWBT shall reimburse CLEC any associated wholesale rate.

        2.       INFORMATION PAGE

                 a) At CLEC'S request, SWBT shall include in the "Informational Page" section of SWBT's White Pages directory, for those geographical areas which CLEC provides local exchange services, CLEC's customer contact information regarding emergency services, billing and service information, repair services and other pertinent information similar to that provided by SWBT in its "Informational Pages." Such information shall be included on the same page with other CLEC information.

                 b) At CLEC's option, CLEC shall be a single "Informational Page" (one side of one page) in the informational section of the White Pages directory covering a geographic area where an CLEC provides local exchange service. This page shall be no different in style, size, color and format than SWBT "Informational Pages." Sixty (60) days prior to the directory close date, CLE shall provide to SWBT the "Informational Page" in the form of camera-copy. The charges associated with this service vary from geographic market to market, and are charged outside this Agreement.

        D.       DIRECTORY ASSISTANCE (DA)

                 SWBT shall provide access to the same DA services it makes available to its own end users to CLEC's end users. CLEC shall pay the charges associated with the use of such services by CLEC's end users. The discounts applicable to such services are contained in Exhibits A and B, which is attached hereto and made a part hereof.

        E.       OPERATOR SERVICES (OS)

                 1. SWBT shall provide access to Operator Services to CLEC's end users. CLEC shall pay the charges associated with the use of such

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                    PAGE 9 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198



                 services by CLEC'S end users. The discounts applicable to such services arc contained in Exhibits A and B, which is attached hereto and incorporated by reference.

        2. SWBT shall provide Line Status Verification and Busy Line Interrupt on calls made on SWBT's network to CLEC end users. CLEC shall pay SWBT associated charges when its end users request such services, with discounts to apply as listed in Exhibits A and B.

     F. PAYPHONE SERVICES

        1. CLEC may enter the business of providing local telecommunications services to payphone service providers
                 (PSPs) for PSPs' use in providing payphone service Local telecommunications services which PSPs use in providing and which are provided to PSPs by CLEC by means of reselling those of SWBT's services offered pursuant to the General Exchange Tariff are referred to in this Agreement as "Payphone Lines". In its Common Carrier Docket No. 96-128, the Federal Communications Commission ("FCC") has ordered SWBT to compensate PSP customers of CLECs that resell SWBT's services for certain calls originated from pay telephones and received by the resale-based carriers. (IMPLEMENTATION OF THE PAY TELEPHONE RECLASSIFICATION AND COMPENSATION PROVISIONS OF THE TELECOMMUNICATIONS ACT OF 1996, FCC Docket No. 96-128, Report and Order, para. 86 (1996)). This compensation is referred to in this Agreement as "Payphone Compensation".

        2. The Parties desire that SWBT satisfy its obligation to pay Payphone Compensation to Payphone Service Providers (PSPs) who are customers of CLEC by paying the Payphone Compensation to the CLEC who will then forward the Payphone Compensation directly to the PSPs.

IV.  RESPONSIBILITIES OF SWBT

     A. SWBT shall allow CLEC to place service orders and receive phone number assignments (for new lines). These activities shall be accomplished by telephone call or facsimile until electronic interface capability has been established. SWBT, with input from CLEC, shall provide interface specifications for electronic access for these functions to CLEC once such electronic interfaces become technically feasible and are

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 10 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198

         in place. However, CLEC shall be responsible for modifying and connecting any of its systems with SWBT provided interfaces when such interfaces become available, as outlined in Appendix OSS.

     B. SWBT shall implement CLEC service orders within the same time intervals SWBT uses to implement service orders for similar services for its own end users.

     C. CLEC will have the ability to report trouble for its end users to appropriate SWBT trouble reporting centers 24 hours a day, 7 days a week. CLEC will be assigned a customer contact center when initial service agreements are made. CLEC end users calling SWBT may be referred to CLEC at the number provided by CLEC. SWBT shall at all times be responsible for the repair and maintenance of its network. Nothing herein shall be interpreted to authorize CLEC to repair, maintain, or in my way touch SWBT's network facilities, including those on end user premises.

         Operational procedures for ordering and trouble reporting are outlined in SWBT'S CLEC as amended by SWBT from time to time. Both parties agree to abide by the procedures contained therein.

     D. On no less than sixty (60) days advance written notice, CLEC may request SWBT to make certain usage information available to CLEC on a daily basis in a standard electronic format. The information will consist of usage sensitive charges SWBT will bill to CLEC arising out of the use of resold lines. CLEC agrees to pay SWBT three tenths of a cent ($.003) per message for this service, plus other charges outlined in Appendix OSS.

     E. Subject to any future order of the FCC which obligates SWBT to pay an amount different from the following, SWBT will pay Payphone Compensation due with respect to the Payphone lines in the amount of $0.284 per call. SWBT will pay to CLEC such Payphone Compensation only for (i) intraLATA subscriber 800 calls for which SWBT provides the 800 service to the subscriber and carries the call and (ii) intraLATA calls placed using SWBT's prepaid calling card platform and carried by SWBT. SWBT will not pay to CLEC any Payphone Compensation for non-sent paid calls.

         1.  SWBT will pay CLEC the Payphone Compensation due to CLEC Customer
             (PSP) within sixty (60) days after the close of the calendar quarter in which the call for which Payphone Compensation is due is made. However, payment may be made later than sixty (60) days if SWBT deems it necessary to

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 11 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198



                              investigate a call or calls for possible fraud. To the extent to which SWBT's first payment includes Payphone Compensation for calls made prior to any calendar quarter which ended thirty (30) days after this Agreement takes effect and will include as Payphone Compensation under this Agreement an amount equal to the Payphone Compensation which would have been due to CLEC under this Agreement had this Agreement taken effect on October 7, 1997.

                           2. SWBT will make any payment due to CLEC under this
                              Agreement by crediting CLEC's bill for the Payphone Line over which the call which give rise to the Payphone Compensation is placed. SWBT will not issue a check to CLEC if the credit for Payphone Compensation exceeds the balance due to SWBT on the bill.

                           3. Nothing in this Agreement entitles CLEC to receive
                              or obligates SWBT to provide any call detail or other call record.

V.                ADDITIONAL RESPONSIBILITIES OF THE PARTIES

                  A.       COOPERATION ON FRAUD

                           SWBT shall not be liable to CLEC for any fraudulent usage on CLEC's end users' accounts.

                           The Parties agree to cooperate with one another to investigate, minimize and take corrective action in cases of fraud. The Parties' fraud minimization procedures are to be cost effective and implemented so as not to unduly burden or harm one Party as compared to the other.

                           At a minimum, such cooperation shall include providing to the other Party, upon request, information concerning end users who terminate services to that Party without paying all outstanding charges, when such end user seeks service from the other Party. The Party seeking such information is responsible for securing the end user's permission to obtain such information.


                  B.       FILING THE AGREEMENT

                           Unless otherwise agreed, if the designated Party fails to file the jointly signed agreement with the Commission within forty-five (45) days of both

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 12 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198



                           Parties signatures, then the signed agreement is null and no longer valid. If the contract becomes null, either Party can initiate negotiations to a new agreement.

VI.               CHANGES IN SUBSCRIBER CARRIER SELECTIONS

                  A. Prior to submitting an order under this Agreement, CLEC shall obtain end user authorization as required by applicable state or federal laws and regulations, and assumes responsibility for applicable charges as specified in Section 258(b) of the Telecommunications Act of 1996. SWBT shall abide by the same applicable laws and regulations.

                  B. Only an end user can initiate a challenge to a change in its local exchange service provider. If an end user notifies SWBT or CLEC that the end user requests local exchange service, the Party receiving such request shall be free to immediately provide service to such end user, except in those instances where the end user's account is local PIC protected. It is the responsibility of the end user to provide written authorization to the current provider of record to remove local service provider protection before any changes in local exchange service provider are processed.

                           SWBT shall be free to connect the end user to any Competitive Local Exchange Carrier based upon the Competitive Local Exchange Carrier's request and Competitive Local Exchange Carrier's assurance that proper end user authorization has been obtained. CLEC shall mike authorization available to SWBT upon request and at no charge.

                  C. When an end user changes or withdraws authorization, each Party shall release customer-specific facilities in accordance with the end user customer's direction or the direction of the end user's authorized agent. Further, when an end user abandons the premise, SWBT is free to reclaim the facilities for use by another customer and is free to issue service orders required to reclaim such facilities.

                  D. Neither Party shall be obligated by this Agreement to investigate any allegations of unauthorized changes in local exchange service (slamming) on behalf of the other Party or a third party. If SWBT, on behalf of CLEC, agrees to investigate an alleged incidence of slamming, SWBT shall charge CLEC a fifty dollar ($50) investigation fee.

                  E. When SWBT receives an order from CLEC for services under this Agreement and SWBT is currently providing the same services to another Competitive Local Exchange Carrier for the same end user. SWBT shall

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 13 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198


                  notify the end user's Competitive Local Exchange Carrier of record of such order coincident with processing the order. It shall then be the responsibility of the Competitive Local Exchange Carrier of record and CLEC to resolve any issues related to the end user. This paragraph shall not apply to new additional lines and services purchased by an end user from multiple CLECs or from SWBT.

         F. On no less than sixty (60) days notice, CLEC may request the Local Disconnect Report. SWBT agrees to furnish to CLEC the Billing Telephone Number (BTN), Working Telephone Number
                  (WTN), and terminal number of all end users who have disconnected CLEC's service. CLEC understands and agrees that the CARE interface will be used to provide such information and such information will only be available via the CARE electronic data transmission. Information will be provided on a per-WTN basis to be priced on a per-WTN basis. SWBT will provide CLEC no less than thirty (30) days notice prior to any change of the per-WTN charge. SWBT grants to CLEC a non-exclusive right to use the information provided by SWBT. CLEC will not permit anyone but its duly authorized employees or agents to inspect or use this information. CLEC agrees to pay SWBT ten cents ($0.10) per WTN and any applicable transmission charges for the Local Disconnect Report.

         G. The CLEC agrees to hold harmless and indemnify SWBT against any and all liability and claims, including reasonable attorney's fees, that may result from SWBT acting under this Article.

         H. Nothing herein shall be interpreted to apply to conversion of CLEC end users pursuant to Article XII. (TERMINATION OF SERVICE TO CLEC).

VII.     ADDITIONAL RESPONSIBILITIES OF CLEC

         A. PAYMENT OF RATES AND CHARGES

            1. CLEC is solely responsible for the payment of charges for all services furnished under this Agreement including, but not limited to, calls originated or accepted at CLEC's location and its end users' service locations, with the exception of any retail services provided directly by SWBT to the end user which SWBT shall be responsible for billing.

                Interexchange carried traffic (e.g., sent-paid, information services and alternate operator services messages) received by SWBT for billing to resold end-user accounts will be returned as unbillable

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 14 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198



            and will not be passed on to CLEC for billing. An unbillable code returned with those messages to the carrier will indicate that the messages originated from a resold account and will not be billed by SWBT.

2. SWBT shall not be responsible for the manner in which the use of resold service, or the associated charges are allocated to others by CLEC. All applicable rates and charges for such services will be billed to and shall be the responsibility of CLEC, with the exception of retail services provided directly the end user by SWBT as described in paragraph 1 above.

3. Compensation for all services shall be paid by CLEC regardless of CLEC's ability or inability to collect charges from its end user for such service.

4. If CLEC does not wish to be responsible for collect, third number billed, toll, and information services (e.g., 900) calls, it must order the appropriate blocking for resold lines under this Agreement and pay any applicable charges. CLEC acknowledges that blocking is not available for certain types of calls, including 800 numbers. It is the responsibility of the CLEC to order the appropriate toll restriction or blocking on all of their resold end user lines.

5.          CLEC agrees to pay all costs associated with a CLEC name change.

6.          Deposit Requirements


            a. If CLEC has not established a minimum of twelve (12) months good credit history with SWBT as a local service provider, CLEC shall remit a deposit in the amount of $17,000 to SWBT prior to the furnishing of service under this Agreement. This deposit will be held by SWBT as a guarantee of payment of charges billed to CLEC. If CLEC has established a minimum of twelve
                 (12) months good credit history with SWBT as a local service provider, SWBT shall waive the initial deposit requirement; provided, however, that the terms and conditions set forth in
                 Article VII, Section A, Paragraph 6(b) through (i) shall continue to apply for the term of this Agreement and any extension(s) hereof.

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 15 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198





            b. Any cash deposit held by SWBT shall be credited to CLEC's account during the month following the expiration of twenty four (24) months after the cash deposit was remitted, so long as CLEC has not been sent more than one delinquency notification letter during the most recent twelve (12) months. For the purposes of this Article VII, Section A, Paragraph 6, interest will be calculated as defined by the applicable state tariff regulating retail deposits and shall be credited to CLEC's account on an annual basis.

            c. So long as CLEC maintains timely compliance with its payment obligations, SWBT will not increase the deposit amount required. If CLEC fails to maintain timely compliance with its payment obligations, SWBT reserves the right to require additional deposit(s) in accordance with Article VII, Section A, Paragraphs 6(d) and 6(e) of this Agreement.

            d. If during the first six (6) months of operations under this Agreement, CLEC has been sent one delinquency notification letter by SWBT, the deposit amount shall be re-evaluated based upon CLEC's actual billing totals and shall be increased if the CLEC's actual billing average for a two month period exceeds the deposit amount held.

            e. Any time CLEC has been sent two delinquency notification letters, by SWBT, the deposit amount shall be re-evaluated based upon CLEC's actual billing totals and shall be increased if the CLEC's actual billing average for a two month period exceeds the deposit amount held.

            f. Whenever a deposit is re-evaluated as specified in Article VII, Section A, Paragraphs 6(d) and 6(e), above, such deposit shall by calculated in an amount equal to the average billing to CLEC for a two month period plus the amount of any charges which would be applicable to transfer all then-existing resold service to SWBT in the event of CLEC's disconnection for non-payment of charges. The most recent three (3) months billing on all of CLEC's CBAs shall be used to calculate CLEC's monthly average.

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 16 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198




                  g. Whenever a deposit is re-evaluated as specified in Article VII, Section A, Paragraphs 6(d) and 6(e), above, CLEC shall remit the additional deposit amount to SWBT within thirty (30) calendar days of receipt of written notification from SWBT requiring such deposit. If CLEC fails to furnish the required deposit within thirty (30) calendar days of receipt of written notice requesting such deposit, SWBT shall begin the process set forth Article XII, Section A of this Agreement. If CLEC continues to fail to furnish the required deposit at the expiration of the fourteen (14) calendar days specified in Article XII, Section A of this Agreement, then SWBT shall begin the procedure(s) set forth in Article XII, Sections D, et seq. of this Agreement.

                  h. This deposit requirement may be satisfied in whole or in part with an irrevocable bank letter of credit acceptable to SWBT. No interest shall be paid by SWBT for any deposit requirement satisfied in whole or in part by an irrevocable bank letter of credit.

                  i. The fact that SWBT holds a cash deposit or irrevocable bank letter of credit does not relieve CLEC from timely compliance with its payment obligations under this Agreement.

              7. CLEC represents and warrants that the only SWBT services which CLEC will make available to PSPs as Payphone Lines are the services which SWBT offers pursuant to the General Exchange Tariff P.S.C. Mo. No. 35, Sec. 34.


                  Except as provided otherwise in this paragraph, CLEC shall pay the entire amount of the Payphone Compensation due with respect to a Payphone Line to the PSP who is the CLEC Customer for the payphone line. CLEC shall make such payment on or before the last business day of the calendar quarter in which the call for which the Payphone Compensation is due to the PSP is made. If SWBT pays any Payphone Compensation to the CLEC later than sixty (60) days after the close of the calendar quarter in which the call for which Payphone Compensation is due is made, then CLEC shall pay the entire amount of such Payphone Compensation to the PSP who is the CLEC's customer for the Payphone Line within ten (10) business days after receiving such Payphone Compensation from SWBT.

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 17 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198

                  CLEC shall indemnify, defend and hold harmless SWBT from and against any loss, cost, claim, liability, damage or expense (including reasonable attorney's fees) to any third party, including PSP, relating to or arising from any of the following:

                  a. CLEC's failure to comply with all the terms and conditions of Sec. VII A,.6, or

                  b. Use by a PSP customer of CLEC of any service other than a Payphone Line to provide pay telephone service or

                  c.  False representation by CLEC.

         B. INTERFACES WITH SWBT

            CLEC shall be responsible for modifying and connecting any of its systems with SWBT-provided interfaces as described in this Agreement.

         C. REPAIR CONTACT ARRANGEMENTS

            CLEC shall be responsible for providing to its end users and to SWBT a telephone number or numbers that CLEC's end users can use to contact CLEC in the event of service or repair requests. In the event that CLEC's end users contact SWBT with regard to such requests, SWBT shall inform the end user that they should call CLEC and may provide CLEC contact number.

         D. CLEC COMPANY CODE/OPERATING COMPANY NUMBER (OCN) ALSO KNOWN AS ALTERNATE EXCHANGE CARRIER NUMBER (AECN)

            For the purposes of establishing, provisioning and billing service to the CLEC, THE CLEC is required to provide to SWBT its OCN/AECN for resale services in any SWBT state, which must be separate and distinct from the CLEC's state-specific OCN/AECNs for facilities-based business (interconnection and/or unbundled network elements). CLEC name associated with specific resale OCN/AECN must be consistent among SWBT states.

         E. SPECIAL SERVICE ARRANGEMENTS

            For special service arrangements for CLEC not covered under this Agreement, special charges shall apply as provided in the applicable corresponding tariffs.

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 18 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198




         F. DEVELOPMENT OF BRANDIN AND CUSTOMIZED ROUTING FOR DIRECTORY ASSISTANCE AND OPERATOR SERVICES

            1. REQUIREMENTS - Pursuant to Sec. 226 (b) of The
               Telecommunications Act of 1996, each provider of Operator Services is required to:

               a. provide its brand at the beginning of each telephone call and before the consumer incurs any charge for the call; and

               b. disclose immediately to the consumer, upon request a quote of its rates or charges for the call.

               c. Where SWBT provides CLECs OS and DA services via the same trunk, both the OS and DA calls will be branded with the same brand. Since SWBT's DA and OS utilize the same trunk group, CLEC will receive the same brand for both DA/0S. Such branding will be provided pursuant Section 2. below.

          2. CALL BRANDING - In compliance with F.1. above, SWBT will brand DA/OS in CLEC's name based upon the criteria outlined below:

               a. CLEC will provide SWBT with written specification of its company name to be used in creating CLEC specific branding messages for its DA/OS calls.

               b. An initial non-recurring charge applies per load for the establishment of Call Branding as well as a charge per subsequent load to change the brand. In addition, a per call charge applies for every DA/OS call handled by SWBT on behalf of CLEC when such services are provided in conjunction with resale services. Prices for Call Branding are as outlined in Exhibit C, attached hereto and incorporated herein.

          3. RATE/REFERENCE INFORMATION - SWBT will provide CLEC DA/OS Rate/Reference Information based upon the criteria outlined below:

               a. CLEC will furnish DA/OS Rate and Reference Information in a mutually agreed to format or media thirty (30) days in advance of the date when the DA/OS Services are to be undertaken.

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 19 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
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               b.   CLEC will inform SWBT, in writing, of any changes to be
                    made such Rate/Reference Information ten (10) working days prior to the effective Rate/Reference change date. CLEC acknowledges that it is responsible to provide SWBT updated Rate/Reference Information in advance of when the Rates/Reference Information are to become effective.

               c. In all cases when a SWBT Operator receives a rate request from a CLEC end user, SWBT will quote the applicable DA/OS rates as provided by CLEC.

               d. An initial non-recurring charge will apply for loading of CLEC's DA/OS Rate/Reference Information as well as a charge for each subsequent change to either the CLEC's DA/OS Services Rate or Reference Information as outlined in Exhibit C, attached hereto and incorporated herein.

          4. CUSTOMIZED ROUTING - SWBT shall also offer CLEC the opportunity to customize route DA/OS where technically feasible. CLEC agrees to pay SWBT appropriate charges associated with customized routing on an ICB basis.

VIII.     NONEXCLUSIVITY

          This Agreement is nonexclusive. CLEC acknowledges that SWBT will be providing the same or similar services to other local services providers in accordance with negotiated agreements which will be filed with the appropriate state commission(s). CLEC also acknowledges that SWBT may, upon end user request, provide any and all of the services provided to CLEC under this Agreement directly to the end users. SWBT acknowledges that CLEC may obtain the same or similar services from other local exchange companies.

IX.       SUPPORT SYSTEMS SERVICES

          A. SUPPORT SYSTEMS SERVICES

             1. TRANSFER OF SERVICE ANNOUNCEMENTS (INTERCEPT)

                The Party formerly providing service to an end user shall provide a Basic Referral announcement, reciprocally and free of charge on the abandoned telephone number. The announcement states that the called number has been disconnected or changed and provides

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 20 OF 38
                                    SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198


     the end user's new telephone number to the extent that it is listed. SWBT shall provide an intercept referral on behalf of CLEC to their end user as indicated on the appropriate service order.

     Basic Intercept Referral Announcements are to be provided on residential numbers for a minimum of thirty (30) days where facilities exist and the threat of telephone number exhaustion is not imminent.

     Basic Intercept Referral Announcements for a single line business end user and the primary listed telephone number for Direct Inward Dial (DID) and "Centrex-type" end users, shall be available for a minimum of thirty (30) days or the life of the white pages directory, whichever is greater. If the threat of telephone number exhaustion becomes imminent for a particular central office, the service provider may reissue a disconnected number prior to the expiration of the directory, but no earlier than thirty (30) days after the disconnect of the business telephone number.

2.   COORDINATED REPAIR CALLS

     SWBT shall be responsible for repairing its own network. However, CLEC shall maintain telephone numbers where its end user may call to report instances of trouble.

     The Parties shall employ the following procedures for handling misdirect repair calls:

     a. The Parties shall inform their respective end users of the correct telephone numbers to call to access their respective repair bureaus.

     b. To the extent the correct provider can be determined, each Party shall refer misdirected repair calls to the proper provider of local exchange service, at no charge, and shall provide the end user the contact telephone number provided by the other party.

          In responding to repair calls, neither Party shall make disparaging remarks about each other, nor shall they use these repair calls as the basis for internal referrals or to solicit customers or to market services. Either Party may

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 21 OF 38
                                    SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198


          respond with accurate information in answering customer questions.

     c. The Parties shall provide each other their respective repair contact numbers.

B.   NETWORK MANAGEMENT CONTROLS

     Each Party shall provide a 24-hour contact number for Network Traffic Management issues to the other. A FAX number must also be provided to facilitate event notifications for planned mass calling events. Additionally, both Parties agree that they shall work cooperatively that all such events shall attempt to be conducted in such a manner as to avoid degradation or loss of service to other end users.

C.   LAW ENFORCEMENT AND CIVIL PROCESS

     SWBT and CLEC shall handle law enforcement requests as follows:

     1) INTERCEPT DEVICES Local and federal law enforcement agencies periodically request information or assistance from local telephone service providers. When either Party receives a request associated with an end user of the other Party, it shall refer such request to the appropriate Party, unless the request directs the receiving Party to attach a pen register, trap and trace or form of intercept on that Party's own facilities, in which case that Party shall comply with any valid request.

     2) SUBPOENAS If a Party receives a subpoena for information concerning an end user the Party knows to be an end user of the other Party, it shall refer the subpoena to the requesting entity with an indication that the other Party is the responsible company. Provided, however, if the subpoena request records for a period of time during which the receiving Party was the end user's service provider, the receiving Party will respond to any valid request.

     3) EMERGENCIES If a Party receives a request from a law enforcement agency for a temporary number change, temporary disconnect or one way denial of outbound calls for an end user of the other party, the receiving Party will comply so long as it is a valid emergency request. In the case of the CLEC, the CLEC shall refer such request to SWBT and SWBT shall honor such request in accordance with this paragraph. However, neither Party shall be

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 22 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198


          held liable for any claims or damages arising from compliance with such requests, and the Party serving the end user agrees to indemnify and hold the other Party harmless against any and all such claims.

X.   CALL TRACE

     CLEC end user's activation of Call Trace shall be handled by the SWBT Call Trace Center (CTC) or its Annoying and Anonymous Call Bureau. SWBT shall notify CLEC of requests by its end users to provide the call records to the proper authorities. Subsequent communication and resolution of the case with CLEC's end user (whether that end user is the victim or the suspect) shall be the responsibility of CLEC.

     CLEC understands that for services where reports are provided to law enforcement agencies (e.g., Call Trace) only billing number and address information shall be provided. It shall be the CLEC's responsibility to provide additional information necessary for any police investigation.

XI.  TAXES

     CLEC shall be responsible for all federal, state or local, sales, use, excise or gross receipts taxes or fees imposed on or with respect to the services provided under this Agreement including those taxes and fees imposed on SWBT. CLEC shall reimburse SWBT for the amount of any such taxes or fees which SWBT is required to pay or collect for services provided to CLEC hereunder. To the extent a sale is claimed to be for resale tax exemption, the CLEC shall furnish SWBT a proper resale tax exemption certificate as authorized or required by statute or regulation by the jurisdiction providing said resale tax exemption. Failure to timely provide said resale tax exemption certificate will result in no exemption being available to the CLEC until such time as CLEC presents a valid certificate.

XII. TERMINATION OF SERVICE TO CLEC

     A. If CLEC fails to pay when due (within 30 days of the bill date), any and all charges billed to them under this Agreement, including any late payment charges (Unpaid Charges) or miscellaneous charges, and any portion of such charges remain unpaid more than fifteen (15) days after the due date of such Unpaid Charges, SWBT shall notify CLEC in writing that in order to avoid having service disconnected, CLEC must remit all Unpaid Charges to SWBT within fourteen (14) calendar days.

                                                RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 23 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198


     B.   If CLEC disputes the billed charges, it shall, within the fourteen
          (14) day period provided for above, inform SWBT in writing which portion of the charges it disputes, including the specific details and reasons for its dispute; immediately pay to SWBT all undisputed charges; and pay all disputed charges into an interest bearing escrow account established by CLEC with third party escrow agent mutually agreed upon by the Parties.

     C. Disputes hereunder shall be resolved in accordance with the procedures identified in Article XVIII (Dispute Resolution). Failure of CLEC to pay charges deemed owed to SWBT after conclusion of the Arbitration shall be grounds for termination under this Article.

     D. If any CLEC charges remain unpaid or undisputed twenty-nine (29) days past the due date, SWBT shall notify CLEC, the Commission and the end user's IXC(s) of Record in writing, that unless all charges are paid within sixteen (16) days, CLEC's service shall be disconnected and its end users shall be switched to SWBT local service. SWBT will also suspend order acceptance with the exception of disconnects on the same day that it sends the letter required by the preceding sentence.

     E. If any CLEC charges remain unpaid or undisputed forty (40) days past the due date, CLEC shall, at its sole expense, notify its end users, the Commission and the end user's of Record that their service may be disconnected for CLEC failure to pay Unpaid Charges, and that its end users must select a new Competitive Local Exchange Carrier within five (5) days. The notice shall also advise the end user that SWBT will assume the end user's account at the end of the five (5) day period should the end user fail to select a new Competitive Local Exchange Carrier.

     F. If any CLEC charges remain unpaid or undisputed forty-five (45) days past the due date, SWBT shall disconnect CLEC and transfer all CLEC's end users who have not selected another Competitive Local Exchange Carrier directly to SWBT's service. These end users shall receive the same services provided through CLEC at the time of transfer. SWBT shall inform the Commission and the end user's IXC(s) of Record of the names of all end users transferred through this process. Applicable service establishment charges for switching end users from CLEC to SWBT shall be assessed to CLEC.

     G. Within five (5) days of the transfer (50 days past CLEC's due date), SWBT shall notify all affected end users that because of an CLEC's failure to pay, their service is now being provided by SWBT. SWBT shall

                                                RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 24 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198


          also notify the end user that they have thirty (30) days to select a Competitive Local Exchange Carrier.

     H. SWBT may discontinue service to CLEC upon failure to pay undisputed charges as provided in this section, and shall have no liability to CLEC or CLEC end users in the event of such disconnection.

     I. If any end user fails to select a Competitive Local Exchange Carrier within thirty (30) days of the change of providers (80 days past CLEC's due date), SWBT shall terminate the end user's service. SWBT shall notify the Commission and the end user's IXC of Record of the names of all end users whose service has been terminated. The end user shall be responsible for any and all charges incurred during the selection period.

     J. Nothing herein shall be interpreted to obligate SWBT to continue to provide service to any such end users. Nothing herein shall be interpreted to limit any and all disconnection rights SWBT may have with regard to such end users.

     K. After the letter required by Article XII, Section D has been sent to CLEC, SWBT shall not accept service orders from CLEC until all unpaid and undisputed charges have been paid. SWBT shall have the right to require payment of a deposit calculated in accordance with the provisions of Article VII, Section A, Paragraph 6 of this Agreement prior to resuming acceptance of service orders from CLEC.

XIII.     FORCE MAJEURE

          Neither party shall be responsible for delays or failures in performance resulting from acts or occurrences beyond the reasonable control of such Party, regardless of whether such delays or failures in performance were foreseen or foreseeable as of the date of this Agreement, including, without limitation: fire, explosion, power failure, cable cuts, acts of God, war, revolution, civil commotion, or acts of public enemies; any law, order, regulation, ordinance or requirement of any government or legal body; or labor unrest, including, without limitation, strikes, slowdowns, picketing or boycotts; or delays caused by the other party or by other service or equipment vendors; or any other circumstances beyond the Party's reasonable control. In such event, the Party affected shall, upon giving prompt notice to the other Party, be excused from such performance on a day-to-day basis for the extent of such interference (and the other Party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent such Party's

                                                RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 25 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198


     obligations relate to the performance so interfered with). The affected party shall use its best efforts to avoid or remove the cause of nonperformance and both parties shall proceed to perform with dispatch once the causes are removed or cease.

XIV. LIMITATION OF LIABILITY

     A. With respect to any claim or suit arising out of SWBT's performance under this Agreement, by a CLEC or any others, for damages arising out of mistakes, omissions, interruptions, delays or efforts, or defects in transmission occurring in the course of furnishing service hereunder, SWBT's liability, if any, shall not exceed an amount equivalent to the proportionate charge to the CLEC for the period of service during which such mistake, omission, interruption, delay, error, or defect in transmission or service occurs and continues. In no event shall SWBT be responsible for any special, indirect, consequential or exemplary damages. Any mistakes, omissions, interruptions, delays, errors, or defects in transmission or service which are caused or contributed to by the negligence or willful act of the CLEC or which arise from the use of CLEC-provided facilities or equipment shall not result in the imposition of any liability whatsoever upon SWBT.

     B. SWBT shall have no liability to the end users of the CLEC for claims arising from the provision of the CLEC's service to its end users including, but not limited to, claims for interruption of service, quality of service or billing disputes, unless such loss is caused by SWBT's own negligence or intentional misconduct in which case liability shall be limited as provided in paragraph A, above. In the case of any loss alleged or made by an end user of CLEC, CLEC shall defend and indemnify SWBT against any and all such claims or loss by its end users, unless the loss was caused by SWBT's sole negligence or intentional misconduct.

     C. CLEC hereby releases SWBT and agrees that it shall indemnify SWBT with regard to any and all liability for damages due to errors or omissions in CLEC's subscriber listing information (including erroneous inclusion of nonpublished or nonlisted subscriber listing information) as such information is submitted by CLEC and for inclusion in the White Pages directory including, but not limited to, special, indirect, consequential, punitive or incidental damages.

     D. CLEC agrees to indemnify, defend and hold harmless SWBT from any Loss arising out of SWBT's provision of 911 services or out of CLEC's end users' use of the 911 service, whether suffered, made, instituted, or

                                                RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 26 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198

          asserted by CLEC or its end users, including for any personal injury or death of any person or persons, except for Loss which is the direct result of SWBT's own negligence or willful misconduct.

     E. CLEC shall indemnify and hold SWBT harmless from all claims and damages arising from the discontinuance of service for nonpayment to SWBT by the CLEC. Notice of discontinuance shall be as specified in the Substantive Rules of the State Commission.

     F. When the lines or services of other companies and carriers are used in providing service or establishing connections to and/or from points not reached by SWBT's lines, SWBT is not liable for any act or omission of the other companies or carriers.

     G. CLEC shall be responsible for any and all damage to SWBT equipment or facilities caused by CLEC's own actions.

XV.  NONDISCLOSURE

     The Parties to this Agreement anticipate and recognize that they will exchange or come into possession of data about each other's end users and each other's business as a result of this Agreement which will be designated as confidential by that Party. Each Party agrees (1) to treat all such data as strictly confidential and (2) to use such data only for purposes of performance under this Agreement. Each Party agrees not to disclose data on the other Party's end users or business which has been designated as confidential to any person without first securing the written consent of the other Party. The foregoing shall not apply to information which is in the public domain.

     If a court or governmental agency orders or a third party requests a Party to disclose or to provide any data or information covered by this Section, that Party will immediately inform the other Party of the order or request both by telephone and overnighted mail before disclosing the data or information. Notification and consent requirements described above are not applicable in cases where a court order requires the production of toll billing records of an individual residence or business end user customer.

     This section will not preclude the disclosure by the Parties of information or material described in this Section to consultants, agents, or attorneys representing the respective Parties or the Office of the Public Counsel for the state of Missouri, and state regulatory commissions or staffs, or FCC Staff, provided that these third parties are bound by the same or comparable confidentiality requirements as the Parties to this Agreement. The provisions of this Section will remain in effect

                                                RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 27 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198


       notwithstanding the termination of this Agreement, unless agreed to in writing by both Parties.

       Pursuant to Section 222 of the Act, both Parties agree to limit their use of proprietary information received from the other to the permitted purposes identified in the Act.


XVI.   PUBLICITY

       The Parties agree not to use in any advertising or sales promotion, press releases or other publicity matters any endorsements, direct or indirect quotes, or pictures implying endorsement by the other Party or any of its employees without such Party's prior written approval. The Parties will submit to each other for written approval, prior to publication, all publicity matters that mention or display one another's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied.

XVII.  ASSIGNMENT

       Neither Party may assign, subcontract, or otherwise transfer its rights or obligations under this Agreement except under such terms and conditions as are mutually acceptable to the other Party (e.g., a conversion charge will apply per billable telephone number) and with such Party's prior written consent, which consent shall not be unreasonably withheld. Assignment without consent shall be grounds for immediate termination of this Agreement.

XVIII. DISPUTE RESOLUTION

       A.     Finality of Disputes

              1. Except as otherwise specifically provided for in this Agreement, no claims will be brought for disputes arising from this Agreement more than 24 months from the date the occurrence which gives rise to the dispute is discovered or reasonably should have been discovered with the exercise of due care and attention.

       B.     ALTERNATIVE TO LITIGATION

              2. The Parties desire to resolve disputes arising out of this Agreement without litigation. Accordingly, the Parties agree to use the following Dispute Resolution procedure with respect to any controversy or claim arising out of or relating to this Agreement or its breach.

                                                RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 28 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198

       C.     Commencing Dispute Resolution

              1. Dispute Resolution shall commence upon the sending from one Party to the other of written notice of a controversy or claim arising out of or relating to this Agreement or its breach. No Party may pursue any claim unless such written notice has first been given to the other Party.

       D.     Informal Resolution of Disputes

              1. When such written notice has been given, as required by Section C, Commencing Dispute Resolution, each Party will appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any dispute arising under this Agreement. The location, form, frequency, duration, and conclusion of these discussions will be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and the correspondence among the representatives for purposes of settlement are exempt from discovery and production and will not be admissible in the arbitration described below or in any lawsuit without the concurrence of both parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and, if otherwise admissible, may be admitted in evidence in the arbitration or lawsuit.

       E.     Formal Dispute Resolution

              1. If the Parties are unable to resolve the dispute through the informal procedure described above in Section D, Informal Resolution of Disputes, then either Party may invoke the following formal Dispute Resolution procedures. Unless agreed upon by the Parties, Formal Dispute resolution procedures described below, including arbitration or other procedures as appropriate, may be invoked not earlier than sixty (60) days after the date of the letter initiating dispute resolution under Section C. Commencing Dispute Resolution.

              2. Claims Subject to Mandatory Arbitration. The following claims, if not settled through informal dispute resolution, will be subject to mandatory arbitration pursuant to Section F, Arbitration below:

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 29 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198



              a. All unresolved billing disputes involving one (1) percent or less of the amounts charged to CLEC by SWBT under this Agreement during the Contract Year in which the dispute arises. During the first Contract Year the Parties will annualize the initial months up to one year.

              b. All other claims involving one (1) percent or less of the amounts charged to CLEC by SWBT under this Agreement during the Contract Year in which the matter in dispute arises, whether measured by the disputing Party in terms of actual amounts owed or owing, or as amounts representing its business or other risks or obligations relating to the matter in dispute. During the first Contract Year the Parties will annualize the initial months up to one year.


       3. Claims Subject to Elective Arbitration. The following claims will be subject to arbitration pursuant to Section F, Arbitration if, and only if, the claim is not settled through informal dispute resolution and both parties agree to arbitration. If both parties do not agree to arbitration, then either party may proceed with any remedy available to it pursuant to law, equity or agency mechanism.

              a. All unresolved billing disputes involving more than one (1) percent of the amounts charged to CLEC by SWBT under this Agreement during the Contract Year in which the matter in dispute arises, whether measured by the disputing Party in terms of actual amounts owed or owing, or as amounts representing its business or other risks or obligation relating to the matter in dispute. During the first Contract Year the Parties will annualize the initial months up to one year.

              b. All other claims involving more than one (1) percent of the amounts charged to CLEC by SWBT under this Agreement during the Contract Year in which the matter in dispute arises, whether measured by the disputing Party in terms of actual amounts owed or owing, or as amounts representing its business or other risks or obligations relating to the matter in dispute. During the first Contract Year the Parties will annualize the initial months up to one year.

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 30 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198

       4. Claims Not Subject to Arbitration If the following claims are not resolved through informal dispute resolution, they will not be subject to arbitration and must be resolved through any remedy available to a Party pursuant to law, equity or agency mechanism.

              a. Actions seeking a temporary restraining order or an injunction related to the purposes of this Agreement.

              b. Actions to compel compliance with the Dispute Resolution process.

              c. All claims arising under federal or state statute(s), including, but not limited to, antitrust claims.

       F.     ARBITRATION

              1. Disputes subject to mandatory or elective arbitration under the provisions of this Agreement will be submitted to a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association or pursuant to such other provider of arbitration services or rules as the Parties may agree. Each arbitration will be held in Dallas, Texas, unless the parties agree otherwise. The arbitration hearing will be requested to commence within sixty (60) days of the demand for arbitration. The arbitrator will control the scheduling so as to process the matter expeditiously. The Parties may submit written briefs upon a schedule determined by the arbitrator. The Parties will request that the arbitrator rule on the dispute by issuing a written opinion within thirty (30) days after the close of hearings. The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, not state law, shall govern the arbitrability of all disputes. The arbitrator will have no authority to award punitive damages, exemplary damages, consequential damages, multiple damages, or any other damages not measured by the prevailing party's actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of the Agreement. The arbitrator shall be knowledgeable of telecommunications issues. The times specified in this Section may be extended or shortened upon mutual agreement of the Parties or by the arbitrator upon a showing of good cause. Each Party will bear its own costs of these procedures, including attorneys' fees. The Parties will equally split the fees of the arbitration and the arbitrator. The arbitrator's award shall be

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 31 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198

                     final and binding and may be entered in any court having jurisdiction thereof. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

       G.     BILLING DISPUTES

              1. The following provisions apply specifically to billing disputes.

                     a. The Parties agree that all bills, including bills disputed in whole or in part, are to be paid when due, that interest applies to all overdue invoices as set forth in the applicable provisions of this Agreement, and that no other late payment fee or charge applies to overdue invoices. The Parties further agree that if any billing dispute is resolved in favor of the disputing Party the disputing Party will receive, by crediting or otherwise, interest applied to the disputed amount as set forth in the applicable provisions of this Agreement.

                     b. To the extent that any other portions of this Agreement provide for a bill closure process between the parties, or if such a process is mutually agreed to by the Parties, the procedures involved in such processes will not be deemed to plan a particular billing item in dispute for purposes of Section XVIII, Dispute Resolution.

                     c. Each Party agrees to notify the other Party of a billing dispute and may invoke the informal dispute resolution process described in Section D, Informal Resolution of Disputes. The parties will endeavor to resolve the dispute within sixty (60) calendar days of the Bill Date on which such disputed charges appear, or, if the charges have been subject to the bill closure process described in Section E, Formal Resolution, above, within sixty (60) calendar days of the closure of the billing period covered by such bill closure process.

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 32 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198


       H.     NO CONFLICT

              1. The Dispute Resolution procedures set forth in this Agreement are not intended to conflict with applicable requirements of the Act or the state commission with regard to procedures for the resolution of disputes arising out of this Agreement.

XIX.   VERIFICATION REVIEWS

       Each Party to this Agreement will be responsible for the accuracy and quality of its data as submitted to the respective Parties involved. Upon reasonable written notice, each Party or its authorized representative (providing such authorized representative does not have a conflict of interest related to other matters before one of the Parties) shall have the right to conduct a review and verification of the other Party to give assurances of compliance with the provisions of this Agreement. This includes on-site verification reviews as the other Party's or the Party's vendor locations.

       After the initial year of this Agreement verification reviews will normally be conducted on an annual basis with provision for staged reviews, as mutually agreed, so that all subject matters are not required to be reviewed at the same time. Follow up reviews will be permitted between annual reviews where significant deviations are found. During the initial year of the Agreement more frequent reviews may occur.

       The review will consist of an examination and verification of data involving records, systems, procedures and other information related to the services performed by either Party as related to settlement charges or payments made in connection with this Agreement as determined by either Party to be reasonably required. Each Party, whether or not in connection with an on-site verification review, shall maintain reasonable records for a period of time no less than twenty-four (24) months from the date such records are created and provide the other Party with reasonable access to such information as is necessary to determine amounts receivable or payable under this Agreement.

       Each Party's right to access information for verification review purposes is limited to data not in excess of 24 months in age. Once specific data has been reviewed and verified, it is unavailable for future reviews. Any items not reconciled at the end of a review will, however, be subject to a follow-up review effort. Any retroactive adjustments required subsequent to previously reviewed and verified data will also be subject to follow-up review. Information of either Party involved with a verification review shall be subject to the nondisclosure terms of this Agreement.

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 33 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198


       The Party requesting a verification review shall fully bear its costs associated with conducting the review. The Party being reviewed will provide access to required information, as outlined in this Section, at no charge to the reviewing Party. Should the reviewing Party request information or assistance beyond that reasonably required to conduct such a review, the Party being reviewed may, as its option, decline to comply with such request or may bill actual costs incurred in complying subsequent to the concurrence of reviewing Party.


XX.    COMPLIANCE WITH LAWS

       The Parties believe in good faith that the Services to be provided under this Agreement satisfy the requirements of the Act. In the event a court or regulatory agency of competent jurisdiction should determine that modifications of this Agreement are required to bring the Services being provided hereunder into compliance with the Act, the affected Party shall promptly give the other Party written notice of the modifications deemed required. Upon delivery of such notice, the Parties shall expend diligent efforts to arrive at an agreement respecting such modifications required, and if the Parties are unable to arrive at such agreement, either Party may terminate this Agreement, without penalty, effective the day the affected Party is ordered to implement the modifications deemed required, or effective on the day either Party concludes and gives notice that the Parties will not be able to arrive at any agreement respecting such modifications, whichever date shall occur earlier.

       This Agreement is an integrated package that reflects a balancing of interests critical to the Parties. It will be submitted to the applicable state regulatory Commission and the FCC as a compliance filing, and the Parties will specifically request that the applicable state regulatory Commission and the FCC refrain from taking any action to change, suspend or otherwise delay implementation of the Agreement. In the event the Commission or the FCC rejects any portion or provision of this Agreement or subsequently issues a ruling or order that results in a provision being contrary to law, or is invalid for any reason, the parties shall continue to be bound by the terms of this Agreement, insofar as possible, except for the portion rejected or subsequently determined to be unlawful, invalid, or unenforceable. In such event, the Parties shall negotiate in good faith to replace the rejected, unlawful, invalid, or unenforceable provision and shall not discontinue service to the other Party during such period if to do so would disrupt existing service being provided to an end user. So long as the Agreement remains in effect, the Parties shall not advocate before any legislative, regulatory, or other public forum that any terms of this specific Agreement be modified or eliminated. Notwithstanding this mutual commitment, however, the Parties enter into this Agreement without prejudice to any positions they have taken previously, or may

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 34 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198


       take in the future in any legislative, regulatory, or other public forum addressing any matters, including matters related to the types of arrangements prescribed by this Agreement.

XXI.   CERTIFICATION REQUIREMENTS

       CLEC warrants that it has obtained all certifications required in those jurisdictions in which CLEC has ordered services pursuant to this Agreement. Subject to restrictions in Article II.A. (Permitted Use of Resold Service by CLEC and Its End Users), CLEC covenants that any originating service provider utilizing the resold services under this Agreement has obtained all required certification. Upon request by any governmental entity, the CLEC is required to provide proof of certification.

XXII.  EFFECT OF OTHER AGREEMENTS

       The Parties agree that pursuant to the requirements of the Telecommunications Act of 1996, a Party shall treat the other Party no less favorably than it treats similarly situated Competitive Local Exchange Carriers with whom such Party has an operational interconnection or resale agreement which has been approved by the State PUC or PSC. If either Party enters into an agreement (the "Other Agreement") approved by the Commission pursuant to Section 252 of the Act which provides for the provision of arrangements covered in this Agreement to another requesting Telecommunications Carrier, such Party shall make available to the other Party such arrangements upon the same rates, terms and conditions as those provided in the Other Agreement. New prices, terms and conditions become effective thirty (30) days following local commission notification and/or commission contract approval, as appropriate and according to commission requirements.

XXIII. NOTIFICATION

       SWBT shall make telecommunications services that SWBT provides at retail to subscribers who are not telecommunications carriers available for resale consistent with its obligation under Section 251(c)(4)(A) of the Telecommunications Act. The notification shall advise CLEC of the category in which such new service shall be placed and the same discount already applicable to CLEC in that category shall apply to the new service. SWBT currently uses the Accessible Letter process to notify CLEC of such changes to the services available for resale. Any change to the process of notification to the CLEC will provide no less notice than the current Accessible Letter process.

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 35 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198


XIV.    NOTICES

        In the event any notices are required to be sent under the terms of this Agreement, they shall be sent by registered mail, return receipt requested to:

        To CLEC:                                  To SWBT:

        United States Telecommunications, Inc.    Jo Ann Lara
        Joseph Cillo                              Account Manager
        Vice President                            Four Bell Plaza, 7th Floor
        13902 N. Dale Mabry, Suite 212            311 S. Akard St.
        Tampa, FL 33618                           Dallas, TX 75202-5398

XXV.    BENEFICIARIES

        This Agreement shall not provide any nonparty with any remedy, claim, cause of action or other right.

XXVI.   TERM

        SWBT and CLEC agree that the initial term of this Agreement shall be for 90 days, and thereafter the Agreement shall continue in force and effect unless and until terminated as provided herein. Either Party may terminate this Agreement by providing written notice of termination to the other Party, at least 60 days in advance of the date of termination. At the conclusion of the first term, this Agreement shall continue without interruption unless terminated by either Party or superseded by a new Agreement between the Parties. By mutual agreement, SWBT and CLEC may amend this Agreement to modify the term of this Agreement. Where CLEC has not made arrangements to provide service over its own facilities to its end users, the notification and transfer of end user procedures outlined in Article XII.D.-F (Termination of service to CLEC) shall apply.

XXVII.  EFFECTIVE DATE

        The effective date of this Agreement shall be ten (10) days after the date that the appropriate state regulatory Commission approves this Agreement.

XXVIII. WAIVER

        The failure of either Party to enforce or insist that the other party comply with any of the terms or conditions of this Agreement, or the waiver by either Party in a particular instance of any of the terms and conditions of this Agreement, shall not

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 36 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198

        be construed as a general waiver or relinquishment of the terms and conditions, but the Agreement shall be and remain at all times in full force and effect.

XXIX.   DISCLAIMER OF WARRANTIES

        SWBT MAKES NO REPRESENTATION OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR INTENDED OR PARTICULAR PURPOSE WITH RESPECT TO SERVICES PROVIDED HEREUNDER. ADDITIONALLY, SWBT ASSUMES NO RESPONSIBILITY WITH REGARD TO THE CORRECTNESS OF DATA OR INFORMATION SUPPLIED BY CLEC WHEN THIS DATA OR INFORMATION IS ACCESSED AND USED BY A THIRD PARTY.

XXX.    RELATIONSHIP OF THE PARTIES

        This Agreement shall not establish, be interpreted as establishing, or be used by either Party to establish or to represent their relationship as any form of agency, partnership or joint venture. Neither Party shall have any authority to bind the other or to act as an agent for the other unless written authority, separate from this Agreement, is provided. Nothing in the Agreement shall be construed as providing for the sharing of profits or losses arising out of the efforts of either or both of the Parties. Nothing herein shall be construed as making either Party responsible or liable for the obligations and undertakings of the other Party.

XXXI.   REFORMATION

        This agreement is entered into as a result of both private negotiation between the parties and the incorporation of some of the results of SWBT/AT&T arbitration by the Missouri Public Service Commission to the extent such results have been incorporated into an arbitrated and approved SWBT/AT&T Agreement. If the actions of Missouri or federal legislative bodies, courts, or regulatory agencies of competent jurisdiction invalidate, modify, or stay the enforcement of laws or regulations that were the basis for a provision of the contract or provisions of the SWBT./AT&T Agreement into which such arbitration results were incorporated, the affected provision in this Agreement shall be invalidated, modified or stayed, consistent with the action of the legislative body, court or regulatory agency. Except in the case of an invalidation, where the affected provisions shall immediately be deemed stricken, or in the case of a stay where the stayed provisions shall be deemed stricken during the period of the stay, the Parties shall expend diligent efforts to arrive at an agreement respecting necessary modifications to the Agreement. If negotiations on necessary modifications fail, disputes between the Parties concerning the interpretation of the actions required

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 37 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198

        or provisions affected by such governmental actions shall be resolved pursuant to the dispute resolution process provided for in this Agreement.

XXXII.  COMPLETE TERMS

        This Agreement, together with its Attachments constitutes the entire agreement between the Parties and supersedes all prior discussions, representations or oral understandings reached between the Parties.

        The corresponding tariffs and this Agreement (including the Attachments) contain all of the applicable rates and charges to be paid by the CLEC to SWBT in connection with SWBT's provision of telecommunications service to CLEC for Resale to its end user customers.

        Neither Party shall be bound by any amendment, modification or additional terms unless it is reduced to writing signed by an authorized representative of the Party sought to be bound.

        By their signatures in the space provided below, CLEC and SWBT indicate their acceptance of this Agreement. This agreement shall not bind CLEC and SWBT until executed by both Parties. This Agreement will be governed by and interpreted in accordance with the laws of the State of Missouri.

                                                 RESALE AGREEMENT - G (MISSOURI)
                                                                   PAGE 38 OF 38
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          100198


THIS AGREEMENT CONTAINS A BINDING ARBITRATION AGREEMENT.


UNITED STATES                           SOUTHWESTERN BELL TELEPHONE
TELECOMMUNICATIONS, INC.                COMPANY


AECN/OCN: 8631
          --------------


/s/ JOSEPH CILLO                        /s/ LARRY B. COOPER
-------------------------------         --------------------------------
Signature                               Signature



Joseph Cillo                            Larry B. Cooper
-------------------------------         --------------------------------
Printed Name                            Printed Name


Vice Presidnet                          President -- Industry Markets
-------------------------------         --------------------------------
Position/Title                          Position/Title


10/14/98                                10/22/98
-------------------------------         --------------------------------
Date                                    Date

                                         RESALE AGREEMENT (MISSOURI) - EXHIBIT A
                                                                     PAGE 1 OF 5
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                           M0318


    SOUTHWESTERN BELL'S RESALE TELECOMMUNICATIONS SERVICES* LIST - BUSINESS
                                    MISSOURI

                                                                           RESALE DISCOUNTS
                                                                   RECURRING          NON-RECURRING
                                                                   ---------          -------------
LOCAL EXCHANGE SERVICE
Business 1 Party                                                     19.2%                 19.2%
Business - Multi-Line Hunting                                        19.2%                 19.2%
Business Measured                                                    19.2%                 19.2%
Business Measured (HTG Class of Service)                             19.2%                 19.2%

EXPANDED LOCAL CALLING
Mandatory EAS                                                        19.2%                 19.2%
Optional Metropolitan Calling Area                                   19.2%                 19.2%

VERTICAL SERVICES
Auto Redial                                                          19.2%                 19.2%
Call Blocker                                                         19.2%                 19.2%
Call Forwarding                                                      19.2%                 19.2%
Call Forwarding - Busy Line                                          19.2%                 19.2%
Call Forwarding - Busy Line/Don't Answer                             19.2%                 19.2%
Call Forwarding - Don't Answer                                       19.2%                 19.2%
Call Return                                                          19.2%                 19.2%
Call Trace                                                           19.2%                 19.2%
Call Waiting                                                         19.2%                 19.2%
Calling Name                                                         19.2%                 19.2%
Calling Number                                                       19.2%                 19.2%
CornCall(R)                                                          19.2%                 19.2%
Personalized Ring (1 dependent number)                               19.2%                 19.2%
Personalized Ring (2 dependent numbers - 1st number)                 19.2%                 19.2%
Personalized Ring (2 dependent numbers - 2nd number)                 19.2%                 19.2%
Priority Call                                                        19.2%                 19.2%
Remote Access to Call Forwarding                                     19.2%                 19.2%
Selective Call Forwarding                                            19.2%                 19.2%
Simultaneous Call Forwarding                                         19.2%                 19.2%
Speed Calling 8                                                      19.2%                 19.2%
Speed Calling 30                                                     19.2%                 19.2%
Three Way Calling                                                    19.2%                 19.2%

                                         RESALE AGREEMENT (MISSOURI) - EXHIBIT A
                                                                     PAGE 2 OF 5
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                           M0318



                                                                           RESALE DISCOUNTS
                                                                   RECURRING          NON-RECURRING
                                                                   ---------          -------------
DID
DID (First Block of 100 - Category 1)                                19.2%                 19.2%
DID (First Block of 10 - Category 1)                                 19.2%                 19.2%
DID (Ea. adl. block of 10 after first 10 - Category 1)               19.2%                 19.2%
DID (Ea. adl. block of 100 after first 100 - Category 2)             19.2%                 19.2%
DID (Ea. adl. block of 10 assigned over 1st 100 - Category 2)        19.2%                 19.2%
DID (with Multifrequency)                                            19.2%                 19.2%
DID (with Dual-Tone Multifrequency)                                  19.2%                 19.2%
DID (1st 10 Trunks or access lines)                                  19.2%                 19.2%
DID (11th thru 50th trunk or network access line)                    19.2%                 19.2%
DID (51st trunk or network access line)                              19.2%                 19.2%

TRUNKS
Analog Trunks                                                        19.2%                 19.2%
Digital Trunks                                                       19.2%                 19.2%

AIN
Area Wide Networking                                                 19.2%                 19.2%
Disaster Routing Service                                             19.2%                 19.2%
Intelligent Redirect(SM)                                             19.2%                 19.2%
Intellinumber                                                        19.2%                 19.2%
Positive ID                                                          19.2%                 19.2%

OTHER
Bundled Telecommunications Services (e.g., the Works)                19.2%                 19.2%
Customer Alerting Enablement                                         19.2%                 19.2%
Grandfathered Services                                               19.2%                 19.2%
Hot Line                                                             19.2%                 19.2%
Hunting                                                              19.2%                 19.2%
Local Operator Assistance Service                                    19.2%                 19.2%
Night Number associated with Telephone Number                        19.2%                 19.2%
Night Number associated with a Terminal                              19.2%                 19.2%
Promotions (Greater than 90 days)                                    19.2%                 19.2%
Telebranch(R)                                                        19.2%                 19.2%
TouchTone                                                            19.2%                 19.2%
Voice Dial                                                           19.2%                 19.2%
Warm Line                                                            19.2%                 19.2%

                                         RESALE AGREEMENT (MISSOURI) - EXHIBIT A
                                                                     PAGE 3 OF 5
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                           M0318



                                                                           RESALE DISCOUNTS
                                                                   RECURRING          NON-RECURRING
                                                                   ---------          -------------
ISDN
Digiline                                                             19.2 %                19.2 %
Select Video Plus(R)                                                 19.2 %                19.2 %
Smart Trunk(SM)                                                      19.2 %                19.2 %

DIRECTORY ASSISTANCE SERVICES                                        13.91%                13.91%

OPERATOR SERVICES                                                    13.91%                13.91%

TOLL
IntraLATA MTS                                                        19.2 %                19.2 %
MaxiMizer 800(R)                                                     19.2 %                19.2 %
OutWATS                                                              19.2 %                19.2 %
800 Service                                                          19.2 %                19.2 %

OPTIONAL TOLL CALLING PLANS
1+ SAVER(SM)                                                         19.2 %                19.2 %
1+SAVER Direct                                                       19.2 %                19.2 %
Community Optional Saver                                             19.2 %                19.2 %
Outstate Calling Area Service                                        19.2 %                19.2 %

PLEXAR(R)
Plexar I(R)                                                          19.2 %                19.2 %
Plexar II(R)                                                         19.2 %                19.2 %
Plexar Custom(R)                                                     19.2 %                19.2 %

PRIVATE LINE
Analog Private Lines                                                 19.2 %                19.2 %
Business Video Service                                               19.2 %                19.2 %
Digital Loop Service                                                 19.2 %                19.2 %
DOVLink                                                              19.2 %                19.2 %
Foreign Exchange Service                                             19.2 %                19.2 %
Foreign Serving Office                                               19.2 %                19.2 %
Frame Relay                                                          19.2 %                19.2 %
Group Alerting Services                                              19.2 %                19.2 %
MegaLink II(R)                                                       19.2 %                19.2 %
MegaLink III(R)                                                      19.2 %                19.2 %
MicroLink I(R)                                                       19.2 %                19.2 %
MicroLink II(R)                                                      19.2 %                19.2 %
MultiPoint Video                                                     19.2 %                19.2 %
Service Loop Facility Modification Service                           19.2 %                19.2 %

                                         RESALE AGREEMENT (MISSOURI) - EXHIBIT A
                                                                     PAGE 4 OF 5
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                           M0318



                                                                                RESALE DISCOUNTS
                                                                        RECURRING              NON-RECURRING
                                                                        ---------             -------------
LOCAL EXCHANGE SERVICE
Life Line and Link Up America Services                                  19.2%                   19.2%
Residence 1 Party                                                       19.2%                   19.2%
Residence Measured                                                      19.2%                   19.2%

EXPANDED LOCAL CALLING
Mandatory EAS                                                           19.2%                   19.2%
Optional Metropolitan Calling Area                                      19.2%                   19.2%

VERTICAL SERVICES
Auto Redial                                                             19.2%                   19.2%
Call Blocker                                                            19.2%                   19.2%
Call Forwarding                                                         19.2%                   19.2%
Call Forwarding - Busy Line                                             19.2%                   19.2%
Call Forwarding - Busy Line/Don't Answer                                19.2%                   19.2%
Call Forwarding - Don't Answer                                          19.2%                   19.2%
Call Return                                                             19.2%                   19.2%
Call Trace                                                              19.2%                   19.2%
Call Waiting                                                            19.2%                   19.2%
Calling Name                                                            19.2%                   19.2%
Calling Number                                                          19.2%                   19.2%
ComCall(R)                                                              19.2%                   19.2%
Personalized Ring (1 dependent number)                                  19.2%                   19.2%
Personalized Ring (2 dependent numbers - 1st number)                    19.2%                   19.2%
Personalized Ring (2 dependent numbers - 2nd number)                    19.2%                   19.2%
Priority Call                                                           19.2%                   19.2%
Remote Access to Call Forwarding                                        19.2%                   19.2%
Selective Call Forwarding                                               19.2%                   19.2%
Simultaneous Call Forwarding                                            19.2%                   19.2%
Speed Calling 8                                                         19.2%                   19.2%
Three Way Calling                                                       19.2%                   19.2%

DIRECTORY ASSISTANCE SERVICES                                           19.2%                   19.2%

                                         RESALE AGREEMENT (MISSOURI) - EXHIBIT A
                                                                     PAGE 5 OF 5
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                           M0318



                                                                                RESALE DISCOUNTS
                                                                        RECURRING              NON-RECURRING
                                                                        ---------             -------------
ISDN
Digiline                                                                19.2%                   19.2%

OTHER
Bundled Telecommunications Services (e.g., the Works)                   19.2%                   19.2%
Customer Alerting Enablement Area                                       19.2%                   19.2%
Grandfathered Services                                                  19.2%                   19.2%
Hot Line                                                                19.2%                   19.2%
Local Operator Assistance Service                                       19.2%                   19.2%
Promotions (Greater than 90 days)                                       19.2%                   19.2%
Preferred Number Service                                                19.2%                   19.2%
TouchTone                                                               19.2%                   19.2%
Voice Dial                                                              19.2%                   19.2%
Warm Line                                                               19.2%                   19.2%

TOLL
Home 800(SM)                                                            19.2%                   19.2%
IntraLATA MTS                                                           19.2%                   19.2%

OPTIONAL TOLL CALLING PLANS
1+ SAVER(SM)                                                            19.2%                   19.2%
1+ SAVER Direct                                                         19.2%                   19.2%
Community Optional Saver                                                19.2%                   19.2%
Outstate Calling Area Service                                           19.2%                   19.2%

                                         RESALE AGREEMENT (MISSOURI) - EXHIBIT B
                                                                     PAGE 1 OF 1
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                           M0304


                SOUTHWESTERN BELL'S RESALE OTHER SERVICES* LIST
                                    MISSOURI



                                                                                RESALE DISCOUNTS
                                                                        RECURRING              NON-RECURRING
                                                                        ---------             -------------
900 Call Restriction                                                    19.2%                   19.2%
Access Services                                                            0%                      0%
Additional Directory Listing                                            19.2%                   19.2%
Bill Plus                                                                  5%                      5%
Company Initiated Suspension Service                                       0%                      0%
Connections with Terminal Equipment and Communications Equipment           0%                      0%
Consolidated Billing                                                       5%                      5%
Construction Charges                                                       0%                      0%
Customer Initiated Suspension Service                                      0%                      0%
Exchange Interconnection Service                                           0%                      0%
Maintenance of Service Charges                                             0%                      0%
Prepaid Calling Cards                                                   19.2%                   19.2%
Telecommunications Service Priority Systems                                0%                      0%
Toll Billing Exception (Billed Number Screen)                           19.2%                   19.2%
Toll Restriction                                                        19.2%                   19.2%
Wireless Carrier Interconnection Services                                  0%                      0%

                                         RESALE AGREEMENT (MISSOURI) - EXHIBIT C
                                                                     PAGE 1 OF 1
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                           J0116


                                APPENDIX RESALE
                                    MISSOURI
                   OS DA PRICING - BRANDING, RATE & REFERENCE

The following rates will apply for each service element:


        A.      CALL BRANDING

       An initial non-recurring charge applies per TOPS switch, per brand for the establishment of CLEC specific Call Branding. A Per Call charge also applies. When there are subsequent changes to the branding announcement, an additional non-recurring charge will also apply per TOPS, per brand, for each change.

                                                   Rate per initial load group      $1,072.00
                                                Rate per load for Brand change      $1,072.00
                                                                      Per Call      $0.0425
       ----------------------------------------------------------------------------------------

        B.      DIRECTOR ASSISTANCE RATE/REFERENCE INFORMATION

       An initial non-recurring charge applies per TOPS switch, per rate schedule for the initial load of CLEC's DA Services Rate/Reference
       Information. An additional non-recurring charge applies per TOPS switch, per rate schedule for each subsequent change to Rate/Reference
       Information.

                                                  *Rate per initial load group      $1,538.54
                                               Rate per subsequent rate change       $623.37
                                          Rate per subsequent reference change       $623.37
       ----------------------------------------------------------------------------------------

        C.      OPERATOR SERVICES RATE/REFERENCE INFORMATION

       An initial non-recurring charge applies per TOPS switch, per rate schedule for the initial load of CLEC's Operator Services Rate/Reference
       Information. An additional non-recurring charge applies per TOPS switch, per rate schedule for each subsequent change to Rate/Reference
       Information.

                                                  *Rate per initial load group      $1,538.54
                                               Rate per subsequent rate change       $623.37
                                          Rate per subsequent reference change       $623.37
       ----------------------------------------------------------------------------------------

* Initial Load charges for Rate Reference B and C when ordered together, will incur a single Initial Load Charge. In cases where Rate Reference information B or C is ordered separately, individual initial Load charges will apply to each order.

                                                APPENDIX OSS (MISSOURI) - RESALE
                                                                    PAGE 1 OF 10
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          072198






                              APPENDIX OSS-RESALE

                                                APPENDIX OSS (MISSOURI) - RESALE
                                                                    PAGE 2 OF 10
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          072198


                                  APPENDIX OSS

                 ACCESS TO OPERATIONS SUPPORT SYSTEMS FUNCTIONS

1.       GENERAL CONDITIONS

         1.1 This Appendix sets forth the terms and conditions under which SWBT provides nondiscriminatory access to SWBT's operations support systems
(OSS) "functions" to CLEC for pre-ordering, ordering, provisioning, maintenance/repair, and billing.

         1.2 Resale functions will be accessible via electronic interface, as described herein, where such functions are available. Manual access is available for all pre-ordering, ordering, provisioning, and billing functions via the Local Service Center (LSC). Repair and maintenance functions are available in a manual mode through the Local Operations Center (LOC).

         1.3 CLEC agrees to utilize SWBT electronic interfaces, as described herein, only for the purposes of establishing and maintaining Resale services through SWBT. In addition, CLEC agrees that such use will comply with the summary of SWBT's Operating Practice No. 113, Protection of Electronic Information, titled Competitive Local Exchange Carrier Security Policies and Guidelines. Failure to comply with such security guidelines may result in forfeiture of electronic access to OSS functionality.

         1.4      CLEC's access to pre-order functions described in 2.2.2 and
2.3.2 will only be utilized to view Customer Proprietary Network Information
(CPNI) of another carrier's end-user where CLEC has obtained an authorization for release of CPNI from the end-user and has obtained an authorization to become the end user's local service provider. The authorization for release of CPNI must substantially reflect the following:

                  1.4.1 "This written consent serves as instruction to all holders of my local exchange telecommunications Customer Proprietary Network Information (CPNI) and account identification information to provide such information to the undersigned. Specifically, I authorize disclosure of my account billing name, billing address, and directory listing information, and CPNI, including, service address, service and feature subscription, long distance carrier identity, and pending service order activity. This Authorization remains in effect until such time that I revoke it directly or appoint another individual/company with such capacity or undersigned receives notice to disconnect my local exchange service or notice that a service disconnect has been performed. At and from such time, this Authorization is null and void."

Or

                  1.4.2 Authorization for change in local exchange service and release of CPNI with documentation that adheres to all requirements of state and federal law, as applicable.

         1.5 By utilizing electronic interfaces to access OSS functions, CLEC agrees to perform accurate and correct ordering as it relates to the application of Resale rates and charges

                                                APPENDIX OSS (MISSOURI) - RESALE
                                                                    PAGE 3 OF 10
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          072198

where they are subject to the terms of this Agreement and applicable SWBT tariffs. All exception handling must be requested manually from the LSC.

         1.6 In areas where Resale order functions are not available via an electronic interface for the pre-order, ordering and provisioning processes, SWBT and CLEC will use manual processes. Should SWBT develop electronic interfaces for these functions for itself, SWBT will make electronic access available to CLEC.

         1.7 The Information Services (I.S.) Call Center provides a technical support function for electronic interfaces. CLEC will also provide a single point of contact for technical issues related to the electronic interfaces.

         1.8. SWBT and CLEC will establish interface contingency plans and disaster recovery plans for the pre-order, ordering and provisioning of Resale services.

         1.9 SWBT reserves the right to modify or discontinue the use of any system or interface as it deems appropriate. Provided however,

         (a) SWBT shall provide CLEC with at least 90 days prior written notice of any planned discontinuance and provide CLEC with a functionally equivalent interface to access the OSS functions for any system or interface that is discontinued. Upon CLEC request, SWBT shall also provide a reasonable transition period.

         (b) SWBT shall provide CLEC with reasonable prior written notice of any significant system modifications.

         1.10 If CLEC elects to utilize electronic interfaces based upon industry guidelines for Resale, SWBT and CLEC agree to participate in the Order and Billing Forum (OBF) and the Telecommunications Industry Forum (TCIF) to establish and conform to uniform industry guidelines for electronic interfaces for pre-order, ordering, and provisioning. Neither Party waives its rights as participants in such forums or in the implementation of the guidelines. To achieve system functionality as quickly as possible, the Parties acknowledge that SWBT may deploy these interfaces with requirements developed in advance of industry guidelines. Thus, subsequent modifications may be necessary to comply with emerging guidelines. CLEC and SWBT are individually responsible for evaluating the risk of developing their respective systems in advance of guidelines and agree to support their own system modifications to comply with new requirements. In addition, SWBT has the right to define LSR Usage requirements according to the General Section 1.0, paragraph 1.4 of the practices in the OBF Local Service Ordering Guidelines (LSOG), which states:
"Options described in this practice may not be applicable to individual providers tariffs; therefore, use of either the field or valid entries within the field is based on the providers tariffs/practices."

         1.11 Due to enhancements and on-going development of access to SWBT's OSS functions, certain interfaces described in this Appendix may be modified, temporarily

                                                APPENDIX OSS (MISSOURI) - RESALE
                                                                    PAGE 4 OF 10
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          072198

unavailable or may be phased out after execution of this Appendix. In compliance with section 1.9 of this Appendix, SWBT agrees that interfaces phased out will be accompanied with proper notice.

         1.12 CLEC is responsible for obtaining operating system software and hardware to access OSS functions as specified in the document "Requirements for Access to Southwestern Bell OSS Functions."

2.       PRE-ORDER

         2.1 SWBT will provide real time access to pre-order functions to support CLEC ordering of Resale services. The Parties acknowledge that ordering requirements necessitate the use of current, real time pre-order information to accurately build service orders. The following lists represent pre-order functions that are available to CLEC so that CLEC order requests may be created to comply with SWBT ordering requirements.

         2.2      PRE-ORDERING FUNCTIONS FOR RESALE SERVICES INCLUDE:

                  2.2.1 features and services available at a valid service address (as applicable);

                  2.2.2 access to SWBT retail or resold customer proprietary network information (CPNI) for preordering will include: billing name, service address, billing address, service and feature subscription, directory listing information, long distance carrier identity, and pending service order activity (CLEC agrees that CLEC's representatives will not access the information specified in this subsection until after the customer requests that his or her local exchange service provider be changed to CLEC, and a customer authorization for release of CPNI complies with conditions as described in section 1.4 of this Appendix.)

                  2.2.3 a telephone number (if the customer does not have one assigned) with the customer on-line;

                  2.2.4    service availability dates to the customer;

                  2.2.5    information regarding whether dispatch is required;

                  2.2.6 Primary Interexchange Carrier (PIC) options for intraLATA toll (when available) and interLATA toll;

                  2.2.7    service address verification.

         2.4 ELECTRONIC ACCESS TO PRE-ORDER FUNCTIONS: SWBT will provide CLEC access to one or more of the following systems:

                                                APPENDIX OSS (MISSOURI) - RESALE
                                                                    PAGE 5 OF 10
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          072198


         2.4.1    RESALE SERVICES PRE-ORDER SYSTEM AVAILABILITY:

                  2.4.1.1  Residential Easy Access Sales Environment (R-EASE):
R-EASE is an ordering entry system through which SWBT provides CLEC access to the functions of pre-ordering when R-EASE is utilized to order SWBT Residential Resale Services.

                  2.4.1.2  Business Easy Access Sales Environment (B-EASE):
B-EASE is an ordering entry system through which SWBT provides CLEC access to the functions of pre-ordering when such access is utilized to order SWBT Business Resale Services.

                  2.4.1.3 DataGate is a transaction-based data query system through which SWBT provides CLEC access to pre-ordering functions. This gateway shall be a Transmission Control Protocol/Internet Protocol (TCP/IP) gateway and will allow CLEC to access the pre-order functions for Resale services by CLEC developing its own end-user interface. SWBT and CLEC agree to cooperate in developing and implementing an electronic communication interface that will be consistent with industry guidelines developed by the OBF and the TCIF, assuming they are different from that which SWBT is providing.

                  2.4.1.4 Verigate is an end-user interface developed by SWBT that provides access to the pre-ordering functions for Resale Services. Verigate may be used in connection with electronic or manual ordering. Verigate is accessible vial Toolbar.

         2.4.2    OTHER PRE-ORDER FUNCTION AVAILABILITY:

                  2.4.2.1 Where pre-ordering functions are not available electronically CLEC will manually request this information from SWBT's LSC for inclusion on the service order request.

                  2.4.2.2 In addition to electronic interface access to pre-order information, upon request but not more frequently than once a month, SWBT will provide CLEC certain pre-order information in batch transmission for the purposes of back-up data for periods of system unavailability. Specifically, the following database information may be electronically provided. Street Access Guide (SAG) Guide, Service and Feature Availability by NXX, and a PIC list, to support address verification, service and feature availability, respectively. The parties recognize such information must be used to construct order requests only in exception handling situations.

3.       ORDERING/PROVISIONING

         3.1 SWBT provides real time access to ordering functions (as measured from the time SWBT receives accurate service requests from the interface) to support CLEC provisioning of Resale services via one or more electronic interfaces. To order Resale services, CLEC will format the service request to identify what features, services, or elements it wishes SWBT to

                                                APPENDIX OSS (MISSOURI) - RESALE
                                                                    PAGE 6 OF 10
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          072198


provision in accordance with SWBT ordering requirements, SWBT will provide CLEC access to one or more of the following systems or interfaces:

         3.2      RESALE SERVICES ORDER REQUEST SYSTEM AVAILABILITY:

                  3.2.1 R-EASE is available for the generation of Residential Resale services orders. Ordering flows are available via this system.

                  3.2.2 B-EASE is available for the generation of Business Resale services orders. Ordering flows are available via this system.

                  3.2.3 Service Order Retrieval and Distribution (SORD) Supplement interface supports the modification of Resale Service orders submitted via the EASE systems. Orders submitted manually or from LEX or EDI may not be modified by the SORD Supplement interface, however, separate supplement processes exist for these orders.

                  3.2.4 SWBT makes available to CLEC an Electronic Data Interchange (EDI) interface for transmission of SWBT ordering requirements via formats provided on the Local Service Request (LSR) as defined by the Ordering and Billing Forum (OBF) and via EDI mapping as defined by TCIF. In ordering and provisioning Resale, CLEC and SWBT will utilize industry guidelines developed by OBF and TCIF EDI to transmit data based upon SWBT's Resale ordering requirements.

                  3.2.5 LEX is an end-user interface that provides access to the ordering functions for Resale Services.

         3.3      PROVISIONING FOR RESALE SERVICES:   SWBT will provision
Resale Services as detailed in CLEC order requests. Access to status on such orders will be provided via the following electronic interfaces:

                  3.3.1 Order Status will allow CLEC to check service order status. Order Status is accessible via SWBT Toolbar.

                  3.3.2 In cases of EDI ordering, SWBT will provide CLEC with an EDI interface for transferring and receiving orders. Firm Order Confirmation (FOC), service completion, and, as available, other provisioning data and information. SWBT will provide CLEC with a FOC for each Resale service request. The FOC will include: purchase order number, telephone number, Local Service Request number, due date, Service Order number, and completion date. Upon work completion, SWBT will provide CLEC with an 855 EDI transaction-based Order Completion that states when that order was completed. CLEC may submit supplement requests via the 860 EDI transaction, and, where available, SWBT will provide CLEC an 865 EDI transaction-based Completion notice.

                                                APPENDIX OSS (MISSOURI) - RESALE
                                                                    PAGE 7 OF 10
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          072198

                  3.3.3 A file transmission may be provided to confirm order completions for R-EASE or B-EASE order processing. This file will provide service order information of all distributed and completed orders for CLEC.

4.       MAINTENANCE/REPAIR

         4.1 Two real time electronic interfaces are accessible to place, and check the status of trouble reports for both Resale. Upon request, CLEC may access these functions via the following methods:

                  4.1.1 Trouble Administration (TA) system access provides CLEC with SWBT software that allows CLEC to submit trouble reports and subsequently check status on trouble reports for CLEC end-users. TA will provide the ability to review the maintenance history of a converted Resale CLEC account. TA is accessible via SWBT Toolbar.

                  4.1.2 Electronic Bonding Interface (EBI) is an interface that is available for trouble report submission and status updates. This EBI conforms to ANSI guidelines T1:227:1995 and T1.228:1995, Electronic Communications Implementation Committee (ECIC) Trouble Report Format
Definition (TFRD) Number 1 as defined in ECIC document ECIC/TRA/95-003, and all guidelines referenced within those documents, as mutually agreed upon by CLEC and SWBT. Functions currently implemented will include Enter Trouble, Request Trouble Report Status, Add Trouble Information, Modify Trouble Report Attributes, Trouble Report Attribute Value Change Notification, and Cancel Trouble Report, as explained in 6 and 9 of ANSI T1.228:1995. CLEC and SWBT will exchange requests over a mutually agreeable X.25-based network.

5.       BILLING

         5.1 SWBT shall bill CLEC for resold services. SWBT shall send associated billing information to CLEC as necessary to allow CLEC to perform billing functions. At minimum SWBT will provide CLEC billing information in a paper format or via magnetic tape, as agreed to between CLEC and SWBT.

         5.2 ELECTRONIC ACCESS TO BILLING INFORMATION FOR RESALE SERVICES WILL ALSO BE AVAILABLE VIA THE FOLLOWING INTERFACES:

                  5.2.1 CLEC may receive Bill Plus(TM), an electronic version of their bill as described in and in accordance with SWBT's Local Exchange Tariff.

                  5.2.2 CLEC may receive a mechanized bill format via the EDI 811 transaction set.

                  5.2.3 CLEC may also view billing information through the Bill Information interface. Bill Information will be accessible via SWBT Toolbar.

                                                APPENDIX OSS (MISSOURI) - RESALE
                                                                    PAGE 8 OF 10
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          072198


                  5.2.4 SWBT shall provide CLECs a Usage Extract Feed electronically, on a daily basis, with information on the usage billed to its accounts for resale services in the industry standardized Exchange Message Record (EMR) format.

                  5.2.5 CLEC may receive Local Disconnect Report records (via CARE records) electronically that indicate when CLEC's customers change their Competitive Local Exchange Carrier.

6.       REMOTE ACCESS FACILITY

         6.1 CLEC must access the following SWBT OSS interfaces via a CLEC Remote Access Facility (LRAF) located in Dallas, Texas: R-EASEl B-EASE; DataGate; EDI-Ordering; SORD Supplement and via Toolbar, Trouble Administration, Order Status, Verigate, LEX, and Bill Information. Connection to the LRAF will be established via a "port" either through dial-up or direct connection as described in Section 6.2. CLEC may utilize a port to access these interfaces to perform the supported functions in any SWBT state where CLEC has executed an Appendix OSS and purchases System Access in that state.

         6.2 CLEC may use three types of access: Switched, Private Line, and Frame Relay. For Private Line and Frame Relay "Direct Connections," CLEC shall provide its own router, circuit, and two Channel Service Units/Data Service Units (CSU/DSU). The demarcation point shall be the router interface at the LRAF. Switched Access "Dial-up Connections" require CLEC to provide its own modems and connection to the SWBT LRAF. CLEC shall pay the cost of the call if Switched Access is used.

         6.3 CLEC shall use TCP/IP to access SWBT OSS via the LRAF. In addition, each CLEC shall have one valid Internet Protocol (IP) network address. CLEC shall maintain a user-id/password unique to each individual for accessing a SWBT OSS on CLEC's behalf. CLEC shall provide estimates regarding its volume of transactions, number of concurrent users, desired number of private line or dial-up (switched) connections, and length of a typical session.

         6.4 CLEC shall attend and participate in implementation meetings to discuss CLEC LRAF access plans in detail and schedule testing of such connections.

7. OPERATIONAL READINESS TEST (ORT) FOR ORDERING/PROVISION AND REPAIR/MAINTENANCE INTERFACES

         7.1 Prior to live access to interface functionality, the Parties must conduct Operational Readiness Testing (ORT), which will allow for the testing of the systems, interfaces, and processes for the OSS functions ORT will be completed in conformance with agreed upon processes and implementation dates.

                                                APPENDIX OSS (MISSOURI) - RESALE
                                                                    PAGE 9 OF 10
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          072198


         7.2 Prior to live system usage, CLEC must complete user education classes for SWBT-provided interfaces that affect the SWBT network. Classes are train-the-trainer format to enable CLEC to devise its own course work for its own employees. Charges will apply for each class. Classes will be required for R-EASE, B-EASE, LEX, SORD Supplement and Trouble Administration. Optional classes will be available for Order Status and Verigate. classes are train-the-trainer format to enable CLEC to devise its own coursework for its own employees. Charges apply to training delivery. Schedules will be made available upon request and are subject to change, with class lengths varying. Ongoing class schedules may be requested from the CLEC's account manager.



-----------------------------------------------------------------------------------------------------------
 Training         5 day    4.5 day  4 day    3.5 day  3 day    2.5 day  2 day    1.5 day  1 day    1/2 day
   Rates          class     class   class     class   class     class   class     class   class     class
-----------------------------------------------------------------------------------------------------------
1 to 5            $4,050   $3,650   $3,240   $2,835   $2,430   $2,025   $1,620   $1,215     $810   $405
  students
6  students       $4,860   $4,380   $3,890   $3,402   $2,915   $2,430   $1,945   $1,455     $970   $490
7  students       $5,670   $5,100   $4,535   $3,969   $3,400   $2,835   $2,270   $1,705   $1,135   $570
8  students       $6,480   $5,830   $5,185   $4,536   $3,890   $3,240   $2,590   $1,950   $1,300   $650
9  students       $7,290   $6,570   $5,830   $5,103   $4,375   $3,645   $2,915   $2,190   $1,460   $730
10 students       $8,100   $7,300   $6,480   $5,670   $4,860   $4,050   $3,240   $2,430   $1,620   $810
11 students       $8,910   $8,030   $7,130   $6,237   $5,345   $4,455   $3,565   $2,670   $1,780   $890
12 students       $9,720   $8,760   $7,780   $6,804   $5,830   $4,860   $3,890   $2,920   $1,945   $970
-----------------------------------------------------------------------------------------------------------



         7.3 A separate agreement will be required as a commitment to pay for a specific number of CLEC students in each class. CLEC agrees that charges will be billed by SWBT and CLEC payment is due 30 days later. CLEC agrees that personnel from other competitive Local Service Providers may be scheduled into any class to fill any seats for which the CLEC has not contracted. Class availability is first-come, first served with priority given to CLECs who have not yet attended the specific class.

         7.4 Class dates will be based upon SWBT availability and will be coordinated between CLEC, Account Manager and Product Management.

         7.5 CLEC agrees to pay cancellation fee of the full price noted in the separate agreement if CLEC cancels scheduled classes less than two weeks prior to the scheduled start date. CLEC agrees to provide to SWBT completed registration forms for each student no later than one week prior to the scheduled training class.

         7.6 CLEC agrees that CLEC personnel attending classes are to utilizing only training databases and training presented to them in class. Attempts to access any other SWBT or SBC system are strictly prohibited.

         7.7 CLEC further agrees that training material, manuals and instructor guides can be duplicated only for internal use for the purpose of training employees to utilize capabilities SWBT's OSS in accordance with this Appendix.

                                                APPENDIX OSS (MISSOURI) - RESALE
                                                                   PAGE 10 OF 10
                                     SWBT/UNITED STATES TELECOMMUNICATIONS, INC.
                                                                          072198


8.       RATES

         8.1 CLEC requesting access to one or more the SWBT OSS functions (i.e., pre-ordering, ordering/provisioning, maintenance/repair, billing) agrees to pay the following rate:

                           System Access                       $3,345.00/month

         8.2 CLEC requesting functions via interfaces that require connection to the Remote Access Facility, as described in section 6, agrees to pay the following rate(s) depending upon method of access utilized:

                           Remote Access Facility Access Methods
                           Direct Connection Per Port          $1,580.00/month
                           Dial Up Per Port                    $  316.00/month

         8.3 CLEC requesting the Bill Plus(TM), as described in 5.2.1, agrees to pay applicable tariffed rate, less Resale discount.

         8.4 CLEC requesting the billing function for Usage Billable Records, as described in 5.2.4 and 5.3.3, agrees to pay $.003 per message transmitted.

         8.5      CLEC requesting the Local Disconnect Report, as described in
5.2.5 and 5.3.4, agrees to pay $0.10 per record transmitted.

         8.6 Should unforeseen modifications and costs to provision OSS functions become required by SWBT or industry guidelines, or by regulatory rulings, SWBT reserves the right to modify its rate structure. In addition, should CLEC request custom development of an exclusive interface to support OSS functions, such development will be considered by SWBT on an Individual Case Basis (ICB) and priced as such.

9.       EFFECTIVE DATE, TERM

         9.1 Whereas CLEC is currently operational under an existing, approved Interconnection Agreement, this Appendix OSS will be effective, pending commission approval, 10 days after it is filed with the state commission. Alternatively, this Appendix will be effective upon approval by the state commission when it is approved as a part of the Interconnection Agreement.